Exhibit 99.1

Cipher Mining Announces $50 Million PIPE Investment from SoftBank Group

SoftBank to purchase approximately 10.4 million shares of Cipher common stock for $50 million

NEW YORK – January 30, 2025 – Cipher Mining Inc. (NASDAQ:CIFR) (“Cipher” or the “Company”) today announced a $50 million investment from SoftBank Group Corp. (TSE: 9984, “SoftBank”), one of the world’s most prominent investment holding companies. The $50 million PIPE investment will support Cipher’s HPC data center development business and establish SoftBank as a significant primary investor in Cipher.

“We are thrilled to welcome SoftBank as an important investor in Cipher. This investment comes at a pivotal moment in Cipher’s growth trajectory, as the Company continues to attract attention for its pipeline of sites and innovative solutions in industrial-scale data centers. SoftBank’s focus on innovation in technology and AI development aligns with our vision to establish ourselves as a leader in HPC data center development,” said Tyler Page, Cipher’s CEO.

Keefe, Bruyette, & Woods Inc. acted as financial advisor to the Company, and Latham & Watkins LLP acted as legal counsel to the Company.

About Cipher

Cipher is focused on the development and operation of industrial-scale data centers for bitcoin mining and HPC hosting. Cipher aims to be a market leader in innovation, including in bitcoin mining growth, data center construction, and as a hosting partner to the world’s largest HPC companies. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. Cipher intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as, statements about Cipher’s beliefs and expectations regarding its planned business model and strategy, its HPC data center development and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts we may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”), as any such factors may be updated from time to time in Cipher’s other filings with the SEC, including without limitation, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Courtney Knight

Head of Investor Relations at Cipher Mining

courtney.knight@ciphermining.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com